Phunware Reports Record Second Quarter 2022 Financial Results

AUSTIN, Texas, August 11, 2022 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for the quarter ended June 30, 2022.

“After previously guiding investors to an upwardly revised top-line revenue growth exceeding 275% year-over-year for Q2, we are thrilled to have outperformed that target with a new second quarter record for reported revenues as a public company, delivering actual revenues exceeding 282% growth to close the first half of our fiscal year,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “We continue operating effectively at the intersection of mobile, cloud, big data and blockchain across all lines of business and continue to activate our MaaS Loyalty and Rewards ecosystem through PhunWallet, PhunToken, PhunCoin and PhunVerse, commercializing a truly decentralized global data economy in both the physical and virtual worlds. Importantly, and in tandem, we are reiterating our forward revenue guidance for 2022 of up roughly 250% year-over-year, or $25M. In parallel, we also expect that the back-end of 2022 will represent a new second half record for reported revenues as a public company for its comparable period.”

Second Quarter 2022 Financial Results
•Net Revenues for the quarter totaled $5.5 million
•Multiscreen-as-a-Service (MaaS) Platform Revenues were $1.6 million
•Hardware Revenues were $3.9 million
•Net Loss was $(17.1) million, inclusive of $(12.2) million impairment of digital assets
•Net Loss per Share was $(0.17), inclusive of $(0.12) per Share impairment of digital assets
•Non-GAAP Adjusted EBITDA Loss was $(6.6) million

“We continued to build on the momentum from Q1 by posting our largest revenue Q2 quarter as a public company,” said Matt Aune, CFO of Phunware. “In addition to the outstanding top line growth of 282% year-over-year, we continued to invest in the business to further bolster our product offerings and enable us to deliver our solutions even faster and more efficiently. We are pleased with the sequential improvements made to our gross margins and expect to see continued improvement as we bring the new Lyte by Phunware facility online in Q3 in Austin. Rolling forward, we expect to close the third quarter strong sequentially, activate PhunCoin for trading on Securitize and continue to deliver dramatic year-over-year growth for the remainder of the fiscal year.”

Click here to learn more about PhunToken and click here to learn more about PhunCoin.

Recent Business Highlights

•Notable Corporate and Product Developments:
•PhunToken Now Available on Uniswap
•Appointed Christopher Olive as Executive Vice President, General Counsel and Chief Legal Officer
•Partnered with Accion Labs to Provide Mobile Solutions for Digital Transformation
•Appointed Matt Lull as Executive Vice President & Chief Cryptocurrency Officer
•Engaged Moneta Advisory Partners
•Phunware’s PhunToken to Co-Sponsored Consensus 2022 in Austin
•Released PhunWallet Version 1.3 Mobile App Update
•Announced Twitter Integration for Smart Advocacy Solution

Conference Call Information

Phunware management will host a conference call today (August 11, 2022) at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss its financial results for the quarter ended June 30, 2022.

Interested parties may access the conference call by dialing 888-506-0062 in the United States, or 973-528-0011 from international locations with access code: 575582. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN) helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://phunware.com, https://phunwallet.com, https://phuncoin.com, https://phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Laura Simpson
JConnelly
Email: PhunwarePR@jconnelly.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Condensed Consolidated Balance Sheets
(In thousands, except share and per share information)

	June 30, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash	$2,705	$23,137
Accounts receivable, net of allowance for doubtful accounts of $0 and $10 at June 30, 2022 and December 31, 2021, respectively	803	967
Inventory	3,528	2,636
Digital assets, net	12,592	32,581
Prepaid expenses and other current assets	1,188	686
Total current assets	20,816	60,007
Property and equipment, net	145	—
Goodwill	33,142	33,260
Intangible assets, net	2,858	3,213
Deferred tax asset	1,278	1,278
Right-of-use asset	2,595	1,260
Other assets	402	276
Total assets	$61,236	$99,294
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,510	$6,589
Accrued expenses	6,953	9,621
Lease liability	614	399
Deferred revenue	1,715	3,973
PhunCoin deposits	1,203	1,202
Current maturities of long-term debt, net	2,031	4,904
Warrant liability	1,136	3,605
Total current liabilities	21,162	30,293
Deferred tax liability	1,278	1,278
Deferred revenue	859	1,299
Lease liability	2,244	1,147
Total liabilities	25,543	34,017
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at June 30, 2022 and December 31, 2021; 98,137,070 and 96,751,610 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	10	10
Additional paid-in capital	267,465	264,944
Accumulated other comprehensive loss	(469)	(352)
Accumulated deficit	(231,313)	(199,325)
Total stockholders’ equity	35,693	65,277
Total liabilities and stockholders’ equity	$61,236	$99,294

Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share information)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net revenues	$5,485	$1,436	$12,263	$3,082
Cost of revenues	3,965	1,124	8,972	1,816
Gross profit	1,520	312	3,291	1,266

Operating expenses:
Sales and marketing	1,928	639	3,413	1,195
General and administrative	5,251	3,021	9,556	5,779
Research and development	1,876	846	2,879	1,898
Total operating expenses	9,055	4,506	15,848	8,872
Operating loss	(7,535)	(4,194)	(12,557)	(7,606)

Other income (expense):
Interest expense	(273)	(1,845)	(654)	(4,064)
Loss on extinguishment of debt	—	(2,184)	—	(7,952)
Impairment of digital assets	(12,158)	(776)	(21,511)	(776)
Fair value adjustment of warrant liability	2,682	1,180	2,469	(1,649)
Other income (expense), net	213	43	265	(36)
Total other expense	(9,536)	(3,582)	(19,431)	(14,477)
Loss before taxes	(17,071)	(7,776)	(31,988)	(22,083)
Income tax expense	—	—	—	—
Net loss	(17,071)	(7,776)	(31,988)	(22,083)
Other comprehensive income (loss):
Cumulative translation adjustment	(85)	5	(117)	15
Comprehensive loss	$(17,156)	$(7,771)	$(32,105)	$(22,068)

Net loss per share, basic and diluted	$(0.17)	$(0.11)	$(0.33)	$(0.32)

Weighted-average common shares used to compute net loss per share, basic and diluted	97,742	71,620	97,293	68,103

Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Operating activities
Net loss	$(31,988)	$(22,083)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	259	2,770
Loss on change in fair value of warrant liability	(2,469)	1,649
Loss on extinguishment of debt	—	7,952
Impairment of digital assets	21,511	776
Stock-based compensation	1,270	2,438
Other adjustments	284	142
Changes in operating assets and liabilities:
Accounts receivable	178	237
Inventory	(892)	—
Prepaid expenses and other assets	(631)	(416)
Accounts payable	920	(1,282)
Accrued expenses	(386)	(3,334)
Accrued legal settlement	—	(1,500)
Lease liability payments	(347)	(434)
Deferred revenue	(2,698)	(1,286)
Net cash used in operating activities	(14,989)	(14,371)
Investing activities
Acquisition payment	(1,125)	—
Purchase of digital assets	(923)	(1,497)
Capital expenditures	(158)	—
Net cash used in investing activities	(2,206)	(1,497)
Financing activities
Proceeds from borrowings, net of issuance costs	—	9,981
Payments on borrowings	(3,132)	(25,095)
Proceeds from exercise of options to purchase common stock	16	70
Proceeds from sales of common stock, net of issuance costs	—	29,670
Net cash (used) provided by financing activities	(3,116)	14,626
Effect of exchange rate on cash and restricted cash	(121)	16
Net decrease in cash and restricted cash	(20,432)	(1,226)
Cash and restricted cash at the beginning of the period	23,137	4,031
Cash and restricted cash at the end of the period	$2,705	$2,805

	Six Months Ended June 30,
	2022	2021
Supplemental disclosure of cash flow information:
Interest paid	$408	$1,287
Income taxes paid	$—	$—
Supplemental disclosures of non-cash financing activities:
Issuance of common stock in connection with acquisition of Lyte Technology, Inc.	$1,125	$—
Proceeds not received related to sales of common stock	$—	$867
Issuance of common stock for payment of board of director fees	$—	$66

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Net loss	$(17,071)	$(7,776)	$(31,988)	$(22,083)
Add back: Depreciation and amortization	182	25	368	58
Add back: Interest expense	273	1,845	654	4,064
EBITDA	(16,616)	(5,906)	(30,966)	(17,961)
Add back: Stock-based compensation	706	1,383	1,270	2,438
Add back: Loss on extinguishment of debt	—	2,184	—	7,952
Add back: Impairment of digital assets	12,158	776	21,511	776
(Less) Add back: Fair value adjustment of warrant liability	(2,682)	(1,180)	(2,469)	1,649
Less: Gain on sale of digital asset	(168)	—	(194)	—
Adjusted EBITDA	$(6,602)	$(2,743)	$(10,848)	$(5,146)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2022	2021	2022	2021
Gross profit	$1,520	$312	$3,291	$1,266
Add back: Amortization of intangibles	—	3	—	7
Add back: Stock-based compensation	49	323	95	532
Adjusted gross profit	$1,569	$638	$3,386	$1,805
Adjusted gross margin	28.6%	44.4%	27.6%	58.6%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended June 30,		Change
(in thousands, except percentages)	2022	2021	Amount	%
Net Revenues
Platform revenue	$1,628	$1,436	$192	13.4%
Hardware revenue	3,857	—	3,857	100.0%
Net revenues	$5,485	$1,436	$4,049	282.0%
Platform revenue as percentage of total revenue	29.7%	100.0%
Hardware revenue as percentage of total revenue	70.3%	—%

	Six Months Ended June 30,		Change
(in thousands, except percentages)	2022	2021	Amount	%
Net Revenues
Platform revenue	$4,120	$3,082	$1,038	33.7%
Hardware revenue	8,143	—	8,143	100.0%
Net revenues	$12,263	$3,082	$9,181	297.9%
Platform revenue as percentage of total revenue	33.6%	100.0%
Hardware revenue as percentage of total revenue	66.4%	—%